UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): May 4, 2011
METLIFE, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-15787	13-4075851

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Park Avenue, New York, New York	10166-0188

(Address of Principal Executive Offices)	(Zip Code)
212-578-2211

(Registrant’s Telephone Number, Including Area Code)
N/A

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.     Results of Operations and Financial Condition.
     On May 4, 2011, MetLife, Inc. (the “Company”) issued (i) a press release announcing its results for the quarter ended March 31, 2011, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference, and (ii) a Quarterly Financial Supplement for the quarter ended March 31, 2011, a copy of which is attached hereto as Exhibit 99.2 and is incorporated herein by reference. The press release and the Quarterly Financial Supplement are furnished and not filed pursuant to instruction B.2 of Form 8-K.
Item 7.01. Regulation FD Disclosure.
     On May 2, 2011, the Company issued a press release announcing that its Board of Directors has appointed Steven J. Goulart as Executive Vice President and Chief Investment Officer, effective May 1, 2011. A copy of the press release is attached hereto as Exhibit 99.3 and is incorporated herein by reference. The press release is furnished and not filed pursuant to Instruction B.2 of Form 8-K.
Item 8.01 Other Events.
     Effective for the quarter ended March 31, 2011, the Company modified its definition of operating earnings and operating earnings available to common shareholders to exclude impacts related to certain variable annuity guarantees and market value adjustments associated with surrenders or terminations of contracts (“Market Value Adjustments”) to better conform to the way it manages and assesses its business. Operating earnings and operating earnings available to common shareholders results for prior periods have been adjusted to conform to this modified definition.
     Operating earnings and operating earnings available to common shareholders should not be viewed as substitutes for GAAP income (loss) from continuing operations, net of income tax and GAAP net income (loss) available to MetLife, Inc.’s common shareholders, respectively. The Company believes the presentation of operating earnings and operating earnings available to common shareholders as the Company measures it for management purposes enhances the understanding of our performance by highlighting the results of operations and the underlying profitability drivers of the business. See note (1) to the schedules below.
     The following schedule shows the effect on the Company’s consolidated results for the periods indicated for the modification described above:

	For the Three Months Ended				Years Ended December 31,
(In millions)	December 31, 2010	September 30, 2010	June 30, 2010	March 31, 2010	2010	2009	2008

Operating earnings available to common shareholders prior to modified definition and discontinued operations	$1,158	$878	$1,022	$834	$3,892	$2,365	$2,694
Preferred stock dividends	31	30	31	30	122	122	125

Operating earnings prior to modified definition and discontinued operations	1,189	908	1,053	864	4,014	2,487	2,819

Impact of modified definition to earnings:

Retirement Products	53	82	(105)	34	64	90	(91)

Impact of Taiwan operations classified as discontinued operations in the first quarter 2011:

Other International Regions(2)	(3)	(2)	(3)	(4)	(12)	(12)	(6)

Operating earnings, as currently reported (1)	1,239	988	945	894	4,066	2,565	2,722
Less: Preferred stock dividends	31	30	31	30	122	122	125

Operating earnings available to common shareholders, as currently reported (1)	$1,208	$958	$914	$864	$3,944	$2,443	$2,597

     The following schedule shows the contributions of the Company’s segments and Banking, Corporate & Other results for the periods indicated:

	For the Three Months Ended				Years Ended December 31,
(In millions)	December 31, 2010	September 30, 2010	June 30, 2010	March 31, 2010	2010	2009	2008

Operating earnings, as currently reported (1)
Business Segments:
Insurance Products	$309	$345	$369	$298	$1,321	$1,142	$1,310
Retirement Products	228	238	136	201	803	398	89
Corporate Benefit Funding	283	182	235	220	920	580	926
Auto & Home	74	81	73	72	300	322	363

Total U.S. Business	894	846	813	791	3,344	2,442	2,688

Japan	94	—	—	—	94	—	—
Other International Regions	208	189	142	147	686	451	473

Total International (2)	302	189	142	147	780	451	473

Banking, Corporate & Other — Operating earnings, as currently reported	43	(47)	(10)	(44)	(58)	(328)	(439)
Less: Preferred stock dividends	31	30	31	30	122	122	125

Total Banking, Corporate & Other — Operating earnings available to common shareholders, as currently reported	12	(77)	(41)	(74)	(180)	(450)	(564)

Operating earnings, as currently reported(1)	$1,239	$988	$945	$894	$4,066	$2,565	$2,722

Operating earnings available to common shareholders, as currently reported (1)	$1,208	$958	$914	$864	$3,944	$2,443	$2,597

      The following schedule shows a reconciliation of the Company’s consolidated results for the periods indicated:

	For the Three Months Ended				Years Ended December 31,
(In millions)	December 31, 2010	September 30, 2010	June 30, 2010	March 31, 2010	2010	2009	2008

Operating earnings available to common shareholders, as currently reported (1)	$1,208	$958	$914	$864	$3,944	$2,443	$2,597
Add: Preferred stock dividends	31	30	31	30	122	122	125

Operating earnings, as currently reported (1)	$1,239	$988	$945	$894	$4,066	$2,565	$2,722
Adjustments from operating earnings to income (loss) from continuing operations:
Net investment gains (losses)	(84)	(342)	(14)	32	(408)	(2,901)	(2,085)
Net derivative gains (losses)	(1,543)	(244)	1,481	41	(265)	(4,866)	3,910
Other adjustments (3)	(72)	(433)	(404)	(174)	(1,083)	141	(527)
Provision for income tax (expense) benefit	527	351	(472)	36	442	2,731	(540)

Income (loss) from continuing operations, net of income tax	67	320	1,536	829	2,752	(2,330)	3,480
Income (loss) from discontinued operations, net of income tax	18	—	11	5	34	52	(202)

Net income (loss)	85	320	1,547	834	2,786	(2,278)	3,278
Less: Net income (loss) attributable to noncontrolling interest	3	4	(10)	(1)	(4)	(32)	69

Net income (loss) attributable to MetLife, Inc.	82	316	1,557	835	2,790	(2,246)	3,209
Less: Preferred stock dividends	31	30	31	30	122	122	125
Less: Preferred stock redemption premium	—	—	—	—	—	—	—

Net income (loss) available to MetLife, Inc.’s common shareholders	$51	$286	$1,526	$805	$2,668	$(2,368)	$3,084

(1)	Operating earnings is defined as operating revenues less operating expenses, both net of income tax. Operating earnings available to common shareholders is defined as operating earnings less preferred stock dividends. Operating revenues exclude net investment gains (losses) (“NIGL”) and net derivative gains (losses) (“NDGL”). The following additional adjustments are made to GAAP revenues, in the line items indicated, in calculating operating revenues:
•	Universal life and investment-type product policy fees exclude the amortization of unearned revenue related to NIGL and NDGL and certain variable annuity guaranteed minimum income benefits (“GMIB”) fees (“GMIB Fees”);

•	Net investment income: (i) includes amounts for scheduled periodic settlement payments and amortization of premium on derivatives that are hedges of investments but do not qualify for hedge accounting treatment, (ii) includes income from discontinued real estate operations, (iii) excludes certain amounts related to contractholder-directed unit-linked investments, (iv) excludes post-tax operating earnings adjustments relating to insurance joint ventures accounted for under the equity method and (v) excludes certain amounts related to securitization entities that are variable interest entities (“VIEs”) consolidated under GAAP; and

•	Other revenues are adjusted for settlements of foreign currency earnings hedges.
The following adjustments are made to GAAP expenses, in the line items indicated, in calculating operating expenses:
•	Policyholder benefits and claims and policyholder dividends exclude (i) changes in the policyholder dividend obligation related to NIGL and NDGL, (ii) inflation-indexed benefit adjustments associated with contracts backed by inflation-indexed investments and amounts associated with periodic crediting rate adjustments based on the total return of a contractually referenced pool of assets, (iii) benefits and hedging costs related to GMIBs (“GMIB Costs”) and (iv) Market Value Adjustments;

•	Interest credited to policyholder account balances includes adjustments for scheduled periodic settlement payments and amortization of premium on derivatives that are hedges of policyholder account balances but do not qualify for hedge accounting treatment and amounts related to net investment income earned on contractholder-directed unit-linked investments;

•	Amortization of deferred policy acquisition costs and value of business acquired (“VOBA”) exclude amounts related to (i) NIGL and NDGL, (ii) GMIB Fees and GMIB Costs, and (iii) Market Value Adjustments;

•	Amortization of negative VOBA excludes amounts related to Market Value Adjustments;

•	Interest expense on debt excludes certain amounts related to securitization entities that are VIEs consolidated under GAAP; and

•	Other expenses exclude costs related to (i) noncontrolling interests, (ii) implementation of new insurance regulatory requirements and (iii) business combinations.
(2)	In the first quarter of 2011, the Company began reporting the results from its international operations in two separate segments to reflect a change in the manner in which the financial results are reviewed and evaluated by executive management. The assets, liabilities and the operating results relating to the acquisition of American Life Insurance Company and Delaware American Life Insurance Company (collectively, “ALICO”) are included in Japan and Other International Regions segments. Prior period results have been adjusted to conform to this new presentation of segments.
(3)	See note (1) for definitions of operating earnings, operating earning available to common shareholders, operating revenues and operating expenses for the components of such adjustments.
Item 9.01.     Financial Statements and Exhibits.
      (a) Not applicable.
      (b) Not applicable.
      (c) Not applicable.
      (d) Exhibits

99.1	Press release of MetLife, Inc., dated May 4, 2011, announcing first quarter 2011 results.

99.2	Quarterly Financial Supplement for the quarter ended March 31, 2011.

99.3	Press release of MetLife, Inc. dated May 2, 2011, announcing that its Board of Directors has appointed Steven J. Goulart as Executive Vice President and Chief Investment Officer, effective May 1, 2011.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

METLIFE, INC.
By:	/s/ Christine M. DeBiase

	Name:	Christine M. DeBiase
	Title:	Vice President and Secretary

Date: May 4, 2011

EXHIBIT INDEX

EXHIBIT
NUMBER	EXHIBIT

99.1	Press release of MetLife, Inc., dated May 4, 2011, announcing first quarter 2011 results.

99.2	Quarterly Financial Supplement for the quarter ended March 31, 2011.

99.3	Press release of MetLife, Inc. dated May 2, 2011, announcing that its Board of Directors has appointed Steven J. Goulart as Executive Vice President and Chief Investment Officer, effective May 1, 2011.